UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005

CHICAGO BRIDGE & IRON COMPANY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Polarisavenue 31
2132 JH Hoofddorp
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31-23-568-5660

N.A.
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibit
Press Release dated January 6, 2005
Final Order of the FTC
Opinion of the FTC

Item 8.01 Other Events.

On January 6, 2005, Chicago Bridge & Iron Company N.V. (“CB&I”) issued a press release responding to the Opinion and Final Order issued by the U.S. Federal Trade Commission (“FTC”) on January 6, 2005 regarding an administrative complaint filed by the FTC in 2001 challenging CB&I’s acquisition of certain assets of the Engineered Construction Division of Pitt-Des Moines, Inc. A copy of CB&I’s press release, and the FTC’s Final Order and Opinion are attached as Exhibit 9.01 (c) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

(i)	Company Press Release dated January 6, 2005

(ii)	Final Order of the FTC

(iii)	Opinion of the FTC

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V.
Its: Managing Director

Date: January 6, 2005	By:	/s/ Gerald M. Glenn

Managing Director

Index to Exhibit

(c)      Exhibits

(i)	Company Press Release dated January 6, 2005

(ii)	Final Order of the FTC

(iii)	Opinion of the FTC